EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT, dated as of September 14, 2007 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2006 (as amended by the First Amendment dated as of January 22, 2007and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), made by and among AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED, an exempted company organized and existing under the laws of Bermuda, AIRCASTLE IRELAND NO. 1 LIMITED, a limited liability company incorporated in Ireland, AIRCASTLE IRELAND NO. 3 LIMITED, a limited liability company incorporated in Ireland, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates (such Holdings Subsidiary Trusts and Holdings SPCs being referred to individually as a “Borrower” or collectively as the “Borrowers”), JPMORGAN CHASE BANK, N.A., a national banking association, and each other financial institution party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as agent for the Lenders (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below;

WHEREAS, the Lenders are willing to agree to such amendments but only on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.  Amendment to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)  The following defined terms are hereby added in proper alphabetical order:

“Conversion and Maintenance Agreement” means the Conversion and Maintenance Agreement by and among Aircastle Investment Holdings 2 Limited, PSF Conversions LLP and Israel Aerospace Industries Ltd., Bedek Aviation Group, Aircraft Division, dated as of June 20, 2007.

“Eligible Conversion Aircraft” means each of the three Boeing 747 aircraft bearing manufacturer’s serial numbers MSN 25702, MSN 25700 and MSN 25703, respectively, which are the subject of the Conversion and Maintenance Agreement.

“Special Permitted Conversion Cost” has the meaning assigned to such term in Section 2.1(a).

1

(b)  The definition of “Individual Eligible Asset Borrowing Base” is hereby further amended by inserting the following new clause at the end of each of clause (a) and clause (b) thereof:

“plus for each of the Eligible Conversion Aircraft, the Special Permitted Conversion Cost of such Eligible Asset”

SECTION 3.  Amendment to Section 2.1(a) (Commitment).  Section 2.1(a) of the Credit Agreement is hereby amended by replacing the “and” in front of section (y) with a comma and inserting the following new clause immediately before subsection (ii):

“(z) the cost of the conversion of each of the Eligible Conversion Aircraft from passenger configuration to a freighter configuration pursuant to the Conversion and Maintenance Agreement in an amount per Eligible Conversion Aircraft up to $27,500,000 (the “Special Permitted Conversion Cost”) and”

SECTION 4.  Amendment to Section 2.1(b) (Amounts).  Section 2.1(b) of the Credit Agreement is hereby amended by inserting the following language after the word Qualified Conversion and before the bracket":

“or the financing of Special Permitted Conversion Costs”

SECTION 5. Amendment to Section 2.3(b) (Mandatory Prepayments).  Section 2.3(b) of the Credit Agreement is hereby amended by adding a new subsection (v) to read as follows:

“(v) If Bermuda Holding 2 Ltd or any of the Borrowers shall receive any liquidated damages, warranty or performance guaranty payments under the Conversion and Maintenance Agreement in respect of any Eligible Conversion Aircraft, the Borrowers, jointly and severally, shall promptly and in any event within ten Business Days after receipt of such payment, deposit such amounts in the account designated as the “Collection Account” pursuant to the Lockbox Agreements, and if any such amount which comprises a return reimbursement or rebate of any Special Permitted Conversion Cost of any related Eligible Asset, such amounts will be applied to prepay the Loans in respect of such Eligible Conversion Aircraft in an amount equal to the amount of such payment.”

SECTION 6.  Amendment to Section 2.12 (Use of Proceeds).  Section 2.12 of the Credit Agreement is hereby amended by inserting the following new clause at the end of each of clause (a) thereof:

“plus for each of the Eligible Conversion Aircraft, the Special Permitted Conversion Cost of such Eligible Asset”

SECTION 7.  Amendment to Section 5.2 (Conditions of Revovling Loans). Section 5.2 of the Credit Agreement is hereby amended by adding a new subsection (h) to read as follows:

“(h) in respect of Loans to finance Special Permitted Conversion Costs relating to Eligible Conversion Aircraft, the Agent shall have received a copy of the Notice and Acknowledgment of PSF Conversions LLP and Israel Aerospace Industries Ltd., Bedek Aviation Group, Aircraft Division as set forth in Exhibit T executed by each of the parties thereto (other than the Agent).”

SECTION 8.Amendment to Section 8.2 (Capital Expenditures).  Section 8.2 of the Credit Agreement is hereby amended by inserting the following language after the word Qualified Conversion:

“and Special Permitted Conversion Costs in respect of and Eligible Conversion Aircraft”

SECTION 9.  New Exhibit T. The Credit Agreement is hereby amended by adding a new Exhibit T thereto in the form attached hereto as Exhibit A.

SECTION 10.Representations and Warranties.  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 11.  Effect on the Loan Documents.  Except as specifically amended or provided for above, (i) the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Revolving Credit Facility Agent or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 12.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13.  Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Chairman/CEO
AIRCASTLE IRELAND NO. 1 LIMITED
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director
AIRCASTLE IRELAND NO. 3 LIMITED
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director
CONSTITUTION AIRCRAFT LEASING (IRELAND) 2 LIMITED
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Owner Trustee under the various Trust Agreements
By: /s/ Scott Rosevear
Name: Scott Rosevear
Title: Vice President
AIRCRAFT MSN 29045 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager
AIRCRAFT MSN 637 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager
AIRCRAFT MSN 25587 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager
AIRCRAFT MSN 25702 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager

AIRCRAFT MSN 27137 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager
AIRCRAFT MSN 28231 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager

AIRCRAFT MSN 29345 LLC
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender
By: /s/ Matthew Massie
Name: Matthew Massie
Title: Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender
By: /s/ Randall Trombley
Name: Randall Trombley
Title: Authorized Signatory

CITICORP NORTH AMERICA INC., N.A., as a Lender
By: /s/ Thomas Hollahan
Name: Thomas Hollahan
Title: Vice President